UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

SCIO DIAMOND TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	333-166786	27-0971332
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

411 University Ridge Suite D Greenville, SC 29601 (Address of principal executive offices) Phone: (864) 346-2733 (Registrant’s Telephone Number)

Copy of all Communications to:
Zouvas Law Group, P.C.
2368 Second Avenue, 1st Floor
San Diego, CA 92101
Phone: 619.688.1715
Fax: 619.688.1716

Securities to be registered pursuant to Section 12(b) of the Act:  None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☒

Securities Act registration statement file number to which this form relates:  333-166786

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class
to be so registered

___________________________________________________

Common Shares, par value $0.001 per share

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INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant’s Securities to be Registered

Scio Diamond Technology Corporation (the “Registrant”) hereby incorporates by reference the description of its common stock to be registered hereunder in the section captioned “Description of Securities” in the Registrant’s Registration Statement on Form S-1/A (File No. 333-166786), as amended and filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 29, 2010 (the “Registration Statement”).

Item 2.  Exhibits

The following exhibits are incorporated herein by reference:

Exhibit	Description	Reference

3.1	Articles of Incorporation	Incorporated herein by reference to Exhibit 3.1 to our Form S-1 filed on May 13, 2010.
3.1(a)	Certificate of Amendment to Articles of Incorporation	Incorporated herein by reference to Exhibit 3.1(a) to our Current Report on Form 8-K filed on August 15, 2011.
10.1	Asset Purchase Agreement	Incorporated herein by reference to Exhibit 10.1 to our Form 8-K filed on August 15, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION
Date: October 20., 2011	By: /s/ Joseph D. Lancia
Joseph D. Lancia
Chief Executive Officer

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